                                   GETTY COMMUNICATIONS PLC

                                         FORM OF PROXY

                  To be used at the Meeting of the holders of the Public

               Scheme Shares (as defined in the Scheme of Arrangement referred to below)

               No. 005943 of 1997

               IN THE HIGH COURT OF JUSTICE
               CHANCERY DIVISION
               COMPANIES COURT
               MR. REGISTRAR BUCKLEY

                           IN THE MATTER OF GETTY COMMUNICATIONS PLC
                                              and
                            IN THE MATTER OF THE COMPANIES ACT 1985

                I/We (name in full)_____________________________________________

                Please insert full name(s) and address(es) in Block Capitals of______________________________________________________________

                ________________________________________________________________

                being (a) holder(s) of Ordinary Shares of 1p each of GETTY COMMUNICATIONS PLC (hereinafter called the "Company") DO HEREBY APPOINT the Chairman of the Meeting_____________________________ as my/our proxy to act for me/us at the Meeting of the holders of the Public Scheme Shares of the Company (as defined in the Scheme of Arrangement referred to below) to be held at Clifford Chance, 200 Aldersgate Street, London EC1A 4JJ on 29th January 1998 at 3:00 P.M. for the purpose of considering and, if thought fit, approving with or without modification the proposed Scheme of Arrangement referred to in the Notice convening the Meeting or at any adjournment thereof, to vote for me/us and in my/our name(s) for the said Scheme (either with or without modification as my/our proxy may approve) or against the said Scheme as hereunder indicated.

                Note: If any other proxy be preferred strike out the words "the Chairman of the Meeting" here and insert and add the name and address of proxy desired in the blank provided and initial the alteration.

                Dated this______________________day of______________________1998

                IMPORTANT

                If you wish to vote "For" the Scheme sign in the box marked "FOR". If you wish to vote "Against" the Scheme sign in the box marked "AGAINST".

FOR the said SCHEME                                      AGAINST the said SCHEME

(Signatures)                                                                  (Signatures)

                Notes:

                1.  You are requested to lodge this form of proxy with the
                  Company Secretary, Getty Communications plc, 101 Bayham Street, London NW1 0AG not less than 48 hours before the time appointed for the Meeting but if the form is not so lodged it may be handed to the Chairman of the Meeting at the Meeting.

                2.  Any alteration made to this form of proxy should be
                  initialled by the person who signs it.
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                3.  In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders. Seniority will be determined by the order in which the names stand in the Register of Members of the Company.

                4.  The person to whom this proxy is given need not be a Member of the Company but must attend the Meeting in person to represent you.

                            GETTY COMMUNICATIONS PLC

Form of Proxy for use by SHAREHOLDERS at the Extraordinary General Meeting of Getty Communications plc to be held at 3:15p.m. on Thursday, 29 January 1998.

I/We ___________________________________________________________________________

of _____________________________________________________________________________

    (Block Capitals Please)

being (a) member(s) of the above named Company, hereby appoint
________________________________ (see note 4 below) or, in his absence, the
Chairman of the Meeting as my/our proxy to vote for me/us and on my/our behalf at the Extraordinary General Meeting of the Company to be held at 3:15p.m. on Thursday, 29 January 1998 and at any adjournment thereof.

Date ________________________________________ Signature ________________________

SPECIAL RESOLUTION:
                                                                                   FOR           AGAINST
1.  To approve the scheme of arrangement and amend the Articles of
    Association
ORDINARY RESOLUTION:
2.  To approve the Getty Images, Inc. 1998 Stock Incentive Plan

Notes:

1. Please indicate by an "x" in the space provided how you wish your vote to be cast. Without such specific directions, the proxy will abstain or vote at his discretion.

2. In the case of a corporation, this form of proxy must be executed under its common seal or under the hand of an officer of the corporation duly authorised in writing.

3. In the case of joint holders, the vote of the senior holder who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which names stand in the Register of Members in respect of the joint holdings. The names of all joint holders should be stated.

4. If it is desired to appoint any person (who need not be a member of the Company) other than the Chairman of the Meeting to act as proxy, insert the name of the proxy in the space provided. If no name is inserted in this space or if the person named does not attend the Meeting, the Chairman of the Meeting will act as your proxy unless you delete the words "or, in his absence, the Chairman of the Meeting".

5. To be valid, the proxy duly executed and the power of attorney or any other authority (if any) under which it is executed or a notarially certified copy of such power or authority must reach the Company Secretary, Getty Communications plc, 101 Bayham Street, London NWI OAG not less than 48 hours before the time appointed for the Extraordinary General Meeting. Any amendment to the form of proxy must be initialled.

6. Completion and return of a FORM of PROXY will not preclude a SHAREHOLDER from attending the Extraordinary General Meeting and voting in person.

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                          GETTY COMMUNICATIONS plc

             INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY

    (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON JANUARY 22, 1998)

    The undersigned registered holder of American Depositary Shares hereby requests and instructs The Bank of New York, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of Getty Class A Ordinary Shares or other deposited securities represented by such American Depositary Shares registered in the name of the undersigned on the books of the Depositary at the close of business on January 6, 1998 at the Court Meeting and the Extraordinary General Meeting of Getty Communications plc, both to be held on January 29, 1998, in respect of the resolutions specified on the reverse.

NOTES:

1. Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box. It is understood that, if this form is signed and returned but no instructions are indicated in the boxes, then a discretionary proxy will be given to a person who has been designated by the Company to vote or cause to be voted the amount of Deposited Securities underlying the American Depositary Shares evidenced by Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on January 6, 1998 in respect of the matters to be voted upon.

2. It is understood that, if this form is not signed and returned, the Depositary will deem such holder to have instructed the Depositary to give a discretionary proxy to a person designated by the Company.

                   (Continued, and to be executed and dated on the other side.)

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COURT MEETING                                         FOR                AGAINST

To approve the Scheme of Arrangement                  / /                 / /

EXTRAORDINARY GENERAL MEETING

Special Resolution to approve the Scheme of
Arrangement and to amend the Articles of Association / /                 / /

Ordinary Resolution to approve the Getty Images,
Inc. 1998 Stock Incentive Plan                      / /                 / /


                                                 This form must be signed by
                                                 the person in whose name the
                                                 Returned Receipt is registered
                                                 on the books of the Depositary.
                                                 In the case of a Corporation,
                                                 the form must be executed by a
                                                 duly authorized Officer or
                                                 Attorney.



                                              Dated                ,1998
                                                   ----------------

                                              ----------------------------------
                                                         Signature


                                              ----------------------------------
                                                    Signature, if held jointly



Sign, date and return the proxy card           Votes must be indicated (X) in
promptly using the enclosed envelope.          Black or Blue Ink             / /

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